UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2014, BioMarin Pharmaceutical Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) pursuant to which the Underwriter agreed to purchase 1,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, at a price per share of $78.45 (the “Offering”), which will result in net proceeds to the Company of $117.7 million, before deducting estimated offering expenses payable by the Company. The Offering is expected to close on or about March 10, 2014, subject to customary closing conditions, including receipt of legal opinions and approval of legal matters by counsel to the Underwriter. The Shares will be listed on the NASDAQ Global Select Market.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriter may be required to make in respect of these liabilities.

The Offering was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-191604) (the “Registration Statement”), which became effective October 7, 2013, and the prospectus dated October 7, 2013 included in the Registration Statement, as supplemented by a prospectus supplement dated March 4, 2014.

The summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Offering, the Company is filing the opinion and consent of its counsel, Paul Hastings LLP, regarding the validity of the securities being registered as Exhibits 5.1 and 23.1 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement, dated March 4, 2014, by and between BioMarin Pharmaceutical Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 5.1	Opinion of Paul Hastings LLP.

Exhibit 23.1	Consent of Paul Hastings LLP (included in its opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: March 6, 2014	By:	/s/ G. Eric Davis
G. Eric Davis
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement, dated March 4, 2014, by and between BioMarin Pharmaceutical Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 5.1	Opinion of Paul Hastings LLP.

Exhibit 23.1	Consent of Paul Hastings LLP (included in its opinion filed as Exhibit 5.1 hereto).